Exhibit 10.3
[Space Above This Line For Recording Data]
FIRST AMENDMENT OF CONSTRUCTION LOAN MORTGAGE,
SECURITY AGREEMENT,
ASSIGNMENT OF LEASES AND RENTS
AND FIXTURE FINANCING STATEMENT
THIS FIRST AMENDMENT OF CONSTRUCTION LOAN MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FINANCING STATEMENT (“Amendment”) is made as of July 31, 2008, between CARDINAL ETHANOL, LLC, an Indiana limited liability company (“Mortgagor”), whose address is 1554 N, 600 E., Union City, Indiana 47390 and FIRST NATIONAL BANK OF OMAHA, a National Banking Association (“Mortgagee”), whose address is 1620 Dodge Street, Stop 1050, Omaha, Nebraska 68197-1050, and amends that certain Construction Loan Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated December 19, 2006 (“Mortgage”) executed and delivered by Mortgagor in favor of Mortgagee and recorded in the mortgage records of Randolph County, Indiana as Instrument No. 2006-6145 on December 21, 2006.
RECITALS
A. Mortgagor and Mortgagee have entered into that certain Construction Loan Agreement dated December 19, 2006 (as the same may be modified or amended from time to time, the “Loan Agreement”), pursuant to which Mortgagee has extended to Mortgagor the Loans and financial accommodations described therein and in the Mortgage.
B. Pursuant to that certain Third Amendment of Construction Loan Agreement dated of even date herewith and the documents executed in connection therewith, Mortgagee extended to Mortgagor the Oil Extraction Loan in the maximum principal amount of $3,600,000,00. The Oil Extraction Loan is secured by the Mortgage. The Mortgage provides that it secures the total principal amount of $101,602,500, or so much thereof as may have been advanced and/or readvanced now or in the future at variable and/or fixed rates of interest to or for the benefit of the Mortgagee and remains unpaid from time to time, plus the amount of any protective advances made by Mortgagee as provided for in this Mortgage or any other Loan Document.

C. The Mortgage encumbers the real property and improvements described in Exhibit A attached hererto and incorporated herein by reference.
D. Mortgagor and Mortgagee agree to amend the Mortgage to reflect the increase in the maximum principal amount of the Loans and otherwise as set forth below.
NOW, THEREFORE, in consideration of the foregoing Recitals, which are hereby made an integral part of this Mortgage, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Mortgage as follows:
1. Capitalized terms not otherwise defined in this Amendment shall have the meaning given to such terms in the Mortgage. The term. “Mortgage”, as defined in the Mortgage and the other Loan Documents, shall be deemed to mean the Mortgage as amended by this Amendment and as the Mortgage may he hereafter further amended, supplemented, restated or modified from time to time.
2. The definition of the term “Loans” in Recital A of the Mortgage is hereby amended to include the Oil Extraction Loan in the principal amount of up to $3,600,000,00.
3. The reference in Recital A to S101,602,500,00 as the total principal amount secured by the Mortgage is hereby deleted and $105,202,500.00 is hereby inserted in lieu thereof, and hereafter Mortgage shall secure the principal amount of $50,846,000.00, or so much thereof as may have been advanced and/or readvanced now or in the future at variable and/or fixed rates of interest to or for the benefit of the Mortgagee and remains unpaid from time to time, plus the amount of any protective advances made by Mortgagee as provided for in this Mortgage or any other Loan Document.
4. Mortgagor’s notice address in Section 5.3 and Mortgagor’s address in Section 5.9 of the Mortgage is hereby amended to 1554 N. 600 E., Union City, Indiana 47390, Fax. No. (765) 964-3349.
5. The Mortgage, as amended by this Amendment, shall remain in full force and effect as originally executed and delivered by Mortgagor, except as expressly modified and amended herein. Mortgagor hereby confirms and reaffirms all of its obligations under the Mortgage, as modified and amended by this Amendment.
6. Mortgagor certifies and reaffirms by its execution hereof that the representations and warranties set forth in the Mortgage and the other Loan Documents are true as of this date, and that no Event of Default under the Mortgage or any other Loan Document, and no event which, with the giving of notices or passage of time or both, would become such an Event of Default, has occurred as of execution hereof.

7. This Amendment may he executed simultaneously in several counterparts, each of which shall be deemed an original but which together shall constitute one and the same Instrument.
IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.

FIRST NATIONAL BANK OF OMAHA, a national banking association

BY:	/s/ Fallon Savage
TITLE: Second Vice President

CARDINAL ETHANOL, LLC, an Indiana Limited liability company

BY:	/s/ Troy Prescott

TITLE: President
Prepared by and Return to:
James M. Pfeffer
Stinson Morrison Becker LLP
1299 Farnam St. Suite 1500
Omaha, Nebraska 68102

CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF INDIANA	)
) ss,
COUNTY OF Grant	)
Before me, a Notary Public in and for said County and State, personally appeared Troy Prescott, known to me to be the President of Cardinal Ethanol, LLC, an Indiana limited liability company, and acknowledged the execution of the foregoing Note for and on behalf of such limited liability company.

/s/ Techia K. Brewer Notary Pubic — Signature

Techia K. Brewer

Notary Public — Printed Name

Date: July 31, 2008
My Commission Expires:
12/27/2009
My County of Residence: Grant County, Indiana

EXHIBIT A
LEGAL DESCRIPTION
Tract I, containing 207.623 acres
Situated in the Northeast and. Southeast Quarters, both being in Section 17, Township 20 North, Range 15 East, Wayne Township, Randolph County, Indiana, being more particularly described as follows:
Beginning at a mag nail found at the southeast corner of the Southeast Quarter in Indiana State Highway No. 32;
Thence North 89º50'43" West 1993.12 feet (bearing base established from State Plan Coordinates) along the south line of said Southeast Quarter, Indiana State Highway No. 32, to a mag nail set, witness an iron. rod set North 00º09'17" East 30.00 feet (all iron rods set are 5/8" rebar with plastic cap stamped “RLS 20400025”);
Thence North 00º09'17" East 332.46 feet, to an iron rod set;
Thence North 89°50'43" West 298.90 feet, to art iron rod set;
Thence South 00º09'17" West 332.46 feet, to a mag nail set on the south line of said Southeast Quarter, witness an iron rod set North 00º09'17" East 30.00 feet;
Thence North, 89º50'3" West 502.27 feet, along said south line, in said highway, to a mag nail found at said southwest corner of said Southeast Quarter, witness a concrete post found North 01º31'35" East 30.52 feet;
Thence North 01º31'35" East 2649.53 feet along the west line of said Southeast Quarter, to an. iron rod set at the northwest corner of said Quarter (all iron rods set are 5/8" rebar with plastic cap stamped “RLS 20400025”);
Thence North. 01º31'35" East 378.81 feet along the west line of said Northeast Quarter, to an iron rod set on the south right-of-way of the New ‘1°c-irk Central Lines Railroad;
Thence North 77º15'15' East 2775.43 feet along said south right-of-way, to a mag nail set on the east line of said Northeast Quarter, in Randolph County Road 600 East, witness a concrete end post found South 77º15'15" West 21.33 feet;
Thence South 00º40'05" West 1012.22 feet along the east line of said Northeast Quarter, in said County Road to an iron rod found at the southeast comer of said Northeast Quarter;
Thence South 00°23'58" West 2635.04 feet along the east line of said Southeast Quarter, in said road, to the point of beginning, containing 207.623 acres, more or less, there being 43.128 acres, more or less, in the Northeast Quarter and 164.495 acres, more or less, in the Southeast Quarter.

Tract II, containing 87.598 acres
Situated in the Northwest and Southwest Quarters, both in Section 17, Township 20 North, Range 15 East, Wayne Township, Randolph County, Indiana, being more particularly described as follows:
Beginning at a mag nail found at the southeast corner of the Southwest Quarter, in Indiana State Highway No.32, witness a concrete end post found North 01º31’35” East 30.52 feet;
Thence North 89º42'11' West 1320.67 feet (bearing base established from State Plan Coordinates) along the south line of said Southwest Quarter, in said State Highway, to a mag nail set at the Southeast corner of a 63.39 acre tract as recorded in instrument 0002247, witness a concrete end post found North 01º12'42" East 30.49 feet;
Thence North 01º12'42" East 2652.77 feet along the east line of said 63.39 acre tract, to an iron rod set on the North line of said Southwest Quarter;
Thence North 01º12'42" East 64.26 feet, entering into the Northwest Quarter, to an iron rod set on the south right-of-way of the New York Central Lines Railroad (al( iron rods set with plastic cap stamped 7955);
Thence North 77º15'15" East 1377.82 feet along said right-of-way, to at; iron rod set on the east line of said Northwest Quarter;
Thence South 01º31'35" West 378.81 feet along the east line of said Northwest Quarter, to an iron rod set at the southeast corner of said carter;
Thence South 01º31'35" West 2649.53 feet along the east line of said Southwest Quarter, to the point of beginning, containing 87.598 acres, more in less, there being 80.807 acres, more or less, in the Southwest Quarter and 6.791 acres, more or less, in the Northwest Quarter.